UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 29, 2011

SUNOCO, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-6841	23-1743282
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1818 Market Street, Suite 1500, Philadelphia, PA		19103-3615
(Address of principal executive offices)		(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 29, 2011, John W. Rowe, a director of Sunoco, Inc. (the “Company”) since 2003, notified the Chairman of the Company’s Board of Directors (the “Board”) of his decision to retire, effective December 31, 2011, as a director of the Company and a member of the Executive, Corporate Responsibility and Compensation Committees of the Board. There are no known disagreements between Mr. Rowe and the Company on matters relating to the Company’s operations, policies or practices.

On November 30, 2011, the Board elected Irene Chang Britt and William H. Easter III as directors of the Company. Ms. Britt and Mr. Easter fill vacancies created by an increase in the size of the Board from eight to ten directors. The Board appointed Ms. Britt to serve on the Audit and Corporate Responsibility Committees of the Board, and appointed Mr. Easter to serve on the Audit and Governance Committees of the Board.

Ms. Britt, 48, is Senior Vice President and Chief Strategy Officer for Campbell Soup Company. Mr. Easter, 62, is retired Chairman, President and Chief Executive Officer of DCP Midstream, LLC. Ms. Britt and Mr. Easter each will participate in the compensation program for the Company’s outside directors, described on pages 68 through 72 in the Company’s Definitive Proxy Statement for its 2011 Annual Meeting of Shareholders (filed with the Securities and Exchange Commission on March 18, 2011). Ms. Britt’s and Mr. Easter’s compensation will be prorated to reflect the commencement date of their service on the Board.

There is no arrangement or understanding between either Ms. Britt, or Mr. Easter, and any other person pursuant to which either Ms. Britt, or Mr. Easter, was elected as a director of the Company. There are no transactions in which either Ms. Britt, or Mr. Easter, has any interest requiring disclosure under Item 404(a) of Regulation S-K.

Attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by this reference, is a copy of the Company’s press release dated December 1, 2011, announcing the resignation of Mr. Rowe from the Board, and the elections of Ms. Britt and Mr. Easter to the Board.

Item 8.01.	Other Events.

On December 1, 2011, the Company also announced that the Board had declared a special stock dividend to the Company’s shareholders of the 56,660,000 shares of common stock of SunCoke Energy, Inc. (“SunCoke”) owned by the Company, representing approximately 80.94 percent of the outstanding shares of SunCoke common stock. The distribution by the Company of the special stock dividend will be made on January 17, 2012 to all Company shareholders of record on January 5, 2012 (the “Record Date”).

The distribution will occur in the form of a pro rata common stock dividend to each Company shareholder of record on the Record Date. As of November 30, 2011, the Company had approximately 106,757,344 shares of common stock outstanding. Accordingly, Company shareholders will receive approximately 0.53 of a share of SunCoke common stock for every share of Company common stock held as of the

Record Date. The final distribution ratio will be set on the Record Date and will be calculated by dividing the number of shares of SunCoke common stock to be distributed by the number of shares of Company common stock outstanding on the Record Date. No fractional shares of SunCoke common stock will be distributed. Instead, Company shareholders will receive cash in lieu of any fraction of a share of SunCoke common stock that they otherwise would have received.

Attached as Exhibit 99.2 to this Current Report on Form 8-K, and incorporated herein by this reference, is a copy of the Company’s press release dated December 1, 2011, announcing the declaration of the special stock dividend to effectuate the distribution of SunCoke common stock to the Company’s shareholders.

On December 1, 2011 the Company also announced that it is indefinitely idling the main processing units at its Marcus Hook, PA refinery due to deteriorating refining market conditions. The Company expects to begin idling this facility immediately, while continuing to seek a buyer and pursue options with third parties for alternate uses of the facility. The Company intends to increase the capacity utilization rate of its Philadelphia, PA refinery while continuing to seek a buyer for that facility as well. However, if a suitable sales transaction cannot be implemented, the Company intends to permanently idle the main processing units at the Philadelphia refinery no later than July 2012.

Attached as Exhibit 99.3 to this Current Report on Form 8-K, and incorporated herein by this reference, is a copy of the Company’s press release dated December 1, 2011, announcing the immediate and indefinite idling of the main processing units at the Company’s Marcus Hook, PA refinery.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Sunoco, Inc. Press Release (announcing changes in Board membership), dated December 1, 2011.

99.2	Sunoco, Inc. Press Release (announcing declaration of special stock dividend), dated December 1, 2011.

99.3	Sunoco, Inc. Press Release (announcing idling of processing units at Marcus Hook, PA refinery), dated December 1, 2011.

Safe Harbor Statement

Statements contained in this report, or the exhibits to this report, that state the Company’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Actual events, including the Company’s actual results, could differ materially from those projected in such forward-looking statements. Factors that could affect such events, or results, include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission. The Company undertakes no obligation to update forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this current report on Form 8-K are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO, INC.
Date: December 5, 2011	(Registrant)

/s/ Joseph P. Krott
Joseph P. Krott
Comptroller
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Sunoco, Inc. Press Release (announcing changes in Board membership), dated December 1, 2011.

99.2	Sunoco, Inc. Press Release (announcing declaration of special stock dividend), dated December 1, 2011.

99.3	Sunoco, Inc. Press Release (announcing idling of processing units at Marcus Hook, PA refinery), dated December 1, 2011.